MUNIYIELD
CALIFORNIA
INSURED
FUND II, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
October 31, 1997



Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MCA

This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
California
Insured Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011                              #16388 -- 10/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MuniYield California Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield California Insured Fund II, Inc. earned $0.881 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 5.61%, based on a month-end per share net asset value of $15.70. Over the same period, the total investment return on the Fund's Common Stock was +10.82%, based on a change in per share net asset value from $15.04 to $15.70, and assuming reinvestment of $0.881 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +9.64%, based on a change in per share net asset value from $14.74 to $15.70, and assuming reinvestment of $0.437 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.00% for Series A, 3.43% for Series B and 2.92% for Series C.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the 12 months ended October 31, 1997, we managed the Fund with the intention of seeking to sustain a generous level of tax-exempt income in addition to providing an attractive total return. We began the 12-month period optimistic that interest rates would decline in response to the historically attractive 6.75% yield on the US Treasury bond and the correspondingly high yields on municipal bonds. This optimism on interest rates proved correct as interest rates declined about 60 basis points from October 1996 to October 1997. While the overall trend in interest rates was down for the year, market volatility created a narrow trading range in which the Fund was invested.

Between October 1996 and December 1996, interest rates declined about 35 basis points in response to the belief that inflation was not a threat. At that time the Fund's aggressive posture, which we adopted when interest rates were higher, was scaled back to a more defensive posture because of our belief that interest rates had declined too rapidly relative to the prevailing economic conditions. This strategy proved correct as interest rates increased about 80 basis points from December 1996 to April 1997 on investors' belief that the economy was expanding at an excessive pace that would cause inflation and ultimately lead to an FRB tightening. At this point, with interest rates at 7.15% for long-term US Treasury bonds, we once again adopted a more aggressive posture because of the excessive backup in municipal yields and our belief that the FRB would not tighten monetary policy since inflation did not appear to be a threat. This strategy benefited Fund performance as interest rates ultimately declined about 100 basis points from April 1997 to the end of October 1997. This interest rate decline was the result of various circumstances, such as low inflation and the volatility created by the Asian stock market and currency crisis. As a result of our strategy, the Fund had a total return above the industry average of similar California-insured municipal bond funds.

Given our opinion that interest rates are not in danger of rising substantially -- and that they probably will trade in a narrow range
 -- we expect to concentrate on seeking to enhance tax-exempt income for our shareholders while trying to limit any volatility in net asset value.

In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

December 2, 1997





PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield California Insured Fund II, Inc. Common Stock
shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18,
1997. The description of each proposal and number of shares voted are as follows:

                                                                                       Shares           Shares Withheld
                                                                                      Voted For           From Voting
1. To elect the Fund's Board of Directors:                     James H. Bodurtha     17,450,157             316,246
                                                               Herbert I. London     17,436,240             330,163
                                                               Robert R. Martin      17,450,091             316,312
                                                               Arthur Zeikel         17,447,531             318,872


                                                                         Shares         Shares Voted     Shares Voted
                                                                       Voted For           Against          Abstain

2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.           17,362,619           42,928           360,857






During the six-month period ended October 31, 1997, MuniYield California Insured Fund II, Inc. Preferred Stock
shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a shareholders'
meeting on September 17, 1997. The description of each proposal and number of shares voted are as follows:



                                                                                    Shares        Shares Withheld
                                                                                   Voted For        From Voting
1. To elect the Fund's Board of Directors:
   James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold
   and Arthur Zeikel as follows:                                Series A             1,798               0
                                                                Series B             1,800               0
                                                                Series C             1,496              18


                                                                             Shares    Shares Voted  Shares Voted
                                                                           Voted For      Against       Abstain
2. To ratify the selection of Deloitte & Touche LLP as
   the Fund's independent auditors for the current
   fiscal year as follows:                                      Series A      1,798          0             0
                                                                Series B      1,800          0             0
                                                                Series C      1,496          0            18






IMPORTANT TAX INFORMATION

All of the net investment income distributions paid by MuniYield California Insured Fund II, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gain distributions paid by the Fund during the year:

                                                                                      Payable          Short-Term
                                                                                       Date           Capital Gains

Common Stock Shareholders                                                            12/30/96            $0.002824
Preferred Stock Shareholders:                                       Series A         12/09/96            $2.86
                                                                    Series B         11/25/96            $2.78

Please retain this information for your records.




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MuniYield California Insured Fund II, Inc.                                                                       October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P        Moody's        Face                                                                                          Value
Ratings    Ratings       Amount                              Issue                                                    (Note 1a)
California -- 98.3%

AAA        Aaa          $1,985     Arcadia, California, Unified School District, UT, Series B, 6.50% due
                                   7/01/2015 (c)                                                                       $2,227
AAA        Aaa           2,000     Berkeley, California, Unified School District, UT, Series C, 6.50% due
                                   8/01/2019 (b)                                                                        2,235
AAA        Aaa           1,450     Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2015 (d)       1,596
                                   California HFA, Home Mortgage Revenue Bonds, AMT:
AA -       Aa            2,265     Refunding, Series H, 7.50% due 8/01/2025                                             2,471
AAA        Aaa           1,500     Series E, 6.15% due 8/01/2025 (d)                                                    1,556
AA -       Aa            6,330     Series F-1, 7% due 8/01/2026                                                         6,822
AAA        Aaa           5,500     Series I, 5.75% due 2/01/2029 (d)                                                    5,556
AA -       Aa            3,950     California HFA, Revenue Bonds, RIB, AMT, 8.945% due 8/01/2023 (e)                    4,409
                                   California Health Facilities Financing Authority Revenue Bonds:
A1+        VMIG1+        2,400     (Catholic Healthcare), VRDN, Series D, 3.40% due 7/01/2021 (a)(d)                    2,400
AAA        Aaa           2,485     (Children's Hospital - San Diego), 7% due 7/01/2000 (d)(i)                           2,716
AAA        Aaa           1,000     (Kaiser Permanente), Series A, 7% due 10/01/2018 (b)                                 1,068
AAA        Aaa           5,000     Refunding (Catholic Healthcare West), Series A, 5.125% due 7/01/2024 (d)             4,834
AAA        Aaa           1,000     (Sutter Health), Series A, 5.125% due 8/15/2017 (h)                                    988
                                   California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas
                                   and Electric Co.), VRDN (a):
NR*        NR*           1,400     AMT, Series C, 3.65% due 11/01/2026                                                  1,400
A1+        NR*             200     Series A, 3.55% due 12/01/2018                                                         200
A1+        NR*             300     Series C, 3.55% due 11/01/2026                                                         300
A1         VMIG1+        1,800     California Pollution Control Financing Authority, PCR (Southern California
                                   Edison Co.), VRDN, Series B, 3.40% due 2/28/2008 (a)                                 1,800
NR*        P1            3,700     California Pollution Control Financing Authority, Resource Recovery Revenue
                                   Bonds (Delano Project), VRDN, AMT, Series 1991, 3.65% due 8/01/2019 (a)              3,700
A          A2            4,440     California Pollution Control Financing Authority, Solid Waste Disposal Revenue
                                   Bonds, (Keller Canyon Landfill Company Project), AMT, 6.875% due 11/01/2027          4,928
NR*        Aaa           1,000     California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                                   (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024
                                   (j)(k)                                                                               1,085
AAA        Aaa           1,935     California State, GO, UT, 7% due 11/01/2004 (c)(i)                                   2,277
A1+        NR*           2,000     California State, MSTR, VRDN, 3.65% due 8/01/2019 (a)                                2,000
                                   California State Public Works Board, Lease Revenue Bonds:
A          Aaa           2,000     (Department of Corrections - Monterey County, Soledad II), Series A, 7% due
                                   11/01/2004 (i)                                                                       2,353
AAA        Aaa           2,000     (Department of Corrections - State Prisons), AMT, 6% due 6/01/2007 (h)               2,189
AAA        Aaa           5,525     Refunding (Department of Corrections - State Prisons), Series A, 5% due
                                   12/01/2019 (b)                                                                       5,381
A          Aaa           2,000     (Various Community College Projects), Series B, 7% due 3/01/2004 (i)                 2,327
AAA        Aaa           2,375     California State University, Housing System Revenue Refunding Bonds, 5.90% due
                                   11/01/2021 (c)                                                                       2,496
                                   California Statewide Community Development Authority Revenue Bonds, COP:
AAA        Aaa           1,000     (Good Samaritan Health System), 6.50% due 5/01/2004 (f)(i)                           1,136
AA         Aa            2,000     (Saint Joseph Health System Group), 6.625% due 7/01/2004 (i)                         2,288
NR*        Aa2             300     California Statewide Community Development Authority, Solid Waste Facilities
                                   Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 3.60% due 12/15/2024
                                   (a)                                                                                    300
AAA        Aaa           1,000     California Statewide Community Development Corporation, COP (Devereux
                                   Foundation Obligation Group), 5.25% due 11/01/2019 (d)                                 986
AAA        Aaa           2,270     Center Unified School District, California, Refunding, UT, Series C, 5.55%**
                                   due 9/01/2015 (d)                                                                      882
                                   Central Coast Water Authority, California, Revenue Bonds (State Water Project
                                   Regional Facilities) (b)(i):
AAA        Aaa           2,385     6.50% due 10/01/2002                                                                 2,671
AAA        Aaa           9,500     6.60% due 10/01/2002                                                                10,680
AAA        Aaa           7,990     Compton, California, Community Redevelopment Agency, Tax Allocation Refunding
                                   Bonds (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013 (h)             9,015
AAA        Aaa           2,000     Contra Costa, California, Water District Revenue Bonds, Series G, 5.75% due
                                   10/01/2014 (d)                                                                       2,092
AAA        Aaa           4,000     Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                                   6.50% due 9/01/2022 (c)                                                              4,344
AAA        Aaa           1,375     East Bay, California, Municipal Utility District, Water System Subordinated
                                   Revenue Refunding Bonds, 5% due 6/01/2026 (c)                                        1,317
AAA        Aaa           6,000     El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                                   Redevelopment Project), 6.60% due 10/01/2001 (b)(i)                                  6,647
AAA        Aaa           3,125     Elk Grove, California, Unified School District, Special Tax Community Facilities
                                   District No. 1, 7% due 12/01/2003 (b)(i)                                             3,633
AAA        Aaa           1,000     Fairfield - Suisun, California, Sewer District Revenue Refunding Bonds, Series A,
                                   6.25% due 5/01/2016 (d)                                                              1,074
AAA        Aaa           2,500     Fresno, California, Sewer Revenue Bonds, Series A-1, 5.25% due 9/01/2019 (b)         2,516
AAA        Aaa           1,500     Long Beach California, Water Revenue Refunding Bonds, Series A, 5% due 5/01/2024
                                   (d)                                                                                  1,438
AAA        Aaa           3,750     Los Angeles, California, Community College District, COP, Refunding, Series A,
                                   6% due 8/15/2020 (h)                                                                 3,926
                                   Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                                   Refunding Bonds (Bunker Hill), Series H (h):
AAA        Aaa           1,500     6.50% due 12/01/2015                                                                 1,672
AAA        Aaa           3,500     6.50% due 12/01/2016                                                                 3,902
AAA        Aaa          10,000     Los Angeles, California, Convention and Exhibition Center Authority, Lease
                                   Revenue Refunding Bonds, Series A, 5.125% due 8/15/2021 (d)                          9,659
AAA        Aaa           2,500     Los Angeles, California, Department Airports Revenue Bonds (Ontario
                                   International Airport), AMT, Series A, 6% due 5/15/2017 (c)                          2,612
                                   Los Angeles, California, Harbor Department Revenue Bonds, AMT (d):
AAA        Aaa           7,000     RITR, Series 7, 8.395% due 11/01/2026 (e)                                            8,531
AAA        Aaa           5,000     Series B, 6.625% due 8/01/2025                                                       5,441
                                   Los Angeles County, California, Metropolitan Transportation Authority, Sales
                                   Tax Revenue Bonds (Proposition C):
A1+        VMIG1+        2,800     Refunding, VRDN, Second Senior Series A, 3.35% due 7/01/2020 (a)(d)                  2,800
AAA        Aaa          10,150     Second Series A, 5% due 7/01/2025 (b)                                                9,611
AAA        Aaa           3,000     Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                                   Bonds, Series A, 6.75% due 7/01/2001 (c)(i)                                          3,323
                                   M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project) (d):
AAA        Aaa           1,500     Refunding, 6.75% due 7/01/2020 (l)                                                   1,801
AAA        Aaa           3,000     Refunding, Series H, 5.90% due 7/01/2020                                             3,012
AAA        Aaa           2,000     Series E, 6.75% due 7/01/2011                                                        2,191
AAA        Aaa           1,000     Series E, 6.50% due 7/01/2017                                                        1,087
AAA        Aaa           4,250     Marysville, California, Hospital Revenue Bonds (Fremont - Rideout Health
                                   Group), Series A, 6.30% due 1/01/2022 (b)                                            4,570
AAA        Aaa           1,740     Modesto, California, Health Facilities Revenue Bonds (Memorial Hospital
                                   Association), Series A, 6.875% due 6/01/2001 (d)(i)                                  1,931
AAA        Aaa           3,850     Mountain View, California, Capital Improvements Financing Authority Revenue
                                   Bonds (City Hall Community Theatre), 6.50% due 8/01/2016 (d)                         4,190
                                   Mountain View - Los Altos, California, Unified High School District, UT:
AA         Aa3           3,000     Series B, 6.50% due 5/01/2017                                                        3,370
AAA        Aaa           1,015     Series C, 6.05%** due 5/01/2017 (d)                                                    359
AAA        Aaa           1,080     Series C, 6.05%** due 5/01/2018 (d)                                                    361
AAA        Aaa           1,045     Series C, 6.05%** due 5/01/2019 (d)                                                    331
                                   Northern California Power Agency, Multiple Capital Facilities Revenue Bonds
                                   (d):
AAA        Aaa           2,500     RIB, 9.045% due 9/02/2025 (e)                                                        2,984
AAA        Aaa           2,000     Series A, 6.50% due 8/01/2012                                                        2,202
AAA        Aaa           2,000     Northern California Transmission Revenue Bonds (California - Oregon
                                   Transmission Project), Series A, 6.50% due 5/01/2016 (d)                             2,195
AAA        Aaa           1,000     Oakland, California, Redevelopment Agency, Refunding, INFLOS, 8.116% due
                                   9/01/2019 (d)(e)                                                                     1,089
AAA        Aaa           2,750     Oceanside, California, COP (Watereuse Association Financing Program), Series A,
                                   6.50% due 10/01/2017 (b)                                                             3,016
AAA        Aaa           2,360     Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)      2,650
A+         A1            2,000     Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project),
                                   6.25% due 1/01/2018                                                                  2,233
AAA        Aaa           7,500     Pioneers Memorial Hospital District, California, Refunding, GO, UT, 6.50% due
                                   10/01/2024 (b)                                                                       8,374
AAA        Aaa           8,000     Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due
                                   11/01/2016 (d)                                                                       8,721
AAA        Aaa           1,000     Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds
                                   (Rancho Redevelopment Project), 5.25% due 9/01/2026 (d)                                984
                                   Riverside County, California, Asset Leasing Corporation, Leasehold Revenue Bonds
                                   (Riverside County Hospital Project), Series B (d):
AAA        Aaa           4,500     5.70% due 6/01/2016                                                                  4,731
AAA        Aaa           3,000     5% due 6/01/2019                                                                     2,866
AAA        Aaa           4,335     Riverside County, California, COP (Lease Refunding Project), Series 1997,
                                   5.125% due 11/01/2021 (d)                                                            4,215
BBB -      Baa2          4,905     Riverside County, California, Public Financing Authority, Tax Allocation Revenue
                                   Bonds (Redevelopment Projects), Series A, 5.625% due 10/01/2033                      4,907
AAA        Aaa           2,400     Riverside County, California, Transportation Commission Sales Tax Revenue Bonds,
                                   Series A, 6.50% due 6/01/2001 (b)(i)                                                 2,634
                                   Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds:
AAA        Aaa          10,500     Series A, 5.40% due 11/01/2020 (b)                                                  10,756
A+         A1            4,100     Series B, 5.40% due 11/01/2020                                                       4,171
                                   Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
AAA        Aaa          11,000     Series B, 6.375% due 8/15/2002 (d)(i)                                               12,233
AAA        Aaa           7,500     Series K, 5.25% due 7/01/2024 (b)                                                    7,521
AAA        Aaa           1,000     Sacramento County, California, COP, 6.50% due 6/01/2000 (d)(i)                       1,080
                                   San Diego, California, IDR, RITR (e):
AAA        Aaa           3,000     8.185% due 9/01/2018                                                                 3,405
AAA        Aaa           2,900     8.185% due 9/01/2019                                                                 3,291
AAA        Aaa           5,000     San Diego, California, IDR, Refunding (San Diego Gas & Electric Co.), Series C,
                                   5.90% due 9/01/2018 (h)                                                              5,216
                                   San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                                   Bonds (c):
AAA        Aaa           4,000     5% due 5/15/2020                                                                     3,843
AAA        Aaa          12,500     5% due 5/15/2025                                                                    11,960
                                   San Francisco, California, City and County Airport Commission, International
                                   Airport Revenue Bonds, Second Series:
AAA        Aaa           3,500     AMT, Issue 5, 6.50% due 5/01/2019 (c)                                                3,819
AAA        Aaa           3,000     AMT, Issue 6, 6.50% due 5/01/2018 (b)                                                3,273
AAA        Aaa           2,000     AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                2,194
AAA        Aaa           4,335     Refunding, Issue 1, 6.30% due 5/01/2011 (b)                                          4,723
AAA        Aaa           4,000     Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                          4,390
AAA        Aaa          10,000     Refunding, Issue 2, 6.75% due 5/01/2020 (d)                                         11,190
                                   San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                                   Bonds (George R. Moscone Convention Center) (h):
AAA        Aaa           2,800     6.75% due 7/01/2015                                                                  3,175
AAA        Aaa           3,050     6.75% due 7/01/2024                                                                  3,458
AAA        Aaa           5,000     San Jose, California, Redevelopment Agency, Tax Allocation Bonds, AMT, Series E,
                                   5.85% due 8/01/2027 (d)                                                              5,167
AAA        Aaa           4,720     San Mateo, California, Foster City School District, UT, 5% due 8/01/2027 (d)         4,516
AAA        Aaa           2,450     San Mateo County, California, Joint Powers Financing Authority, Lease Revenue
                                   Refunding Bonds (Capital Projects Program), 5.125% due 7/01/2018 (d)                 2,427
AAA        Aaa           1,600     San Mateo County, California, Transportation District, Sales Tax Revenue
                                   Refunding Bonds, Series A, 5.25% due 6/01/2019 (d)                                   1,610
AAA        Aaa           3,430     Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police
                                   Administration and Holding Facility), Series A, 6.25% due 7/01/2024 (d)              3,945
                                   Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                                   Facility Replacement Project), Series A (b):
AAA        Aaa           1,700     6.75% due 11/15/2004 (i)                                                             1,976
AAA        Aaa          10,770     6.875% due 11/15/2004 (i)                                                           12,598
AAA        Aaa           2,500     7.75% due 11/15/2011                                                                 3,214
AAA        Aaa           3,500     Santa Clara County, California, Financing Authority, Lease Revenue Refunding
                                   Bonds, Series A, 5% due 11/15/2022 (b)                                               3,360
AAA        Aaa           3,000     Santa Rosa, California, Wastewater Revenue Bonds (Subregional Wastewater
                                   Project), Series A, 6.50% due 9/01/2002 (c)(i)                                       3,343
AAA        NR*           3,265     Southern California, HFA, S/F Mortgage Revenue Bonds Program, AMT, Series B,
                                   6.90% due 10/01/2024 (g)                                                             3,446
BBB+       NR*           1,225     Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                                   Revenue Refunding Bonds (Ogden Martin System Inc. Project), 7.625% due
                                   1/01/2010                                                                            1,313
AAA        Aaa           3,500     Stockton, California, Revenue Bonds, COP (Wastewater Treatment Plant Expansion),
                                   Series A, 6.70% due 9/01/2014 (c)                                                    3,932
AAA        Aaa           2,000     University of California Revenue Bonds (Multiple Purpose Projects), Series D,
                                   6.375% due 9/01/2024 (d)                                                             2,181
AAA        Aaa           1,500     Vacaville, California, Public Financing Authority, Tax Allocation Revenue
                                   Refunding Bonds (Vacaville Redevelopment Projects), 6.35% due 9/01/2022 (d)          1,603
AAA        Aaa           1,500     Walnut, California, Public Financing Authority, Tax Allocation Revenue
                                   Refunding Bonds (Walnut Improvement Project), 6.50% due 9/01/2022 (d)                1,654

Puerto Rico -- 0.4%
A1+        VMIG1+        1,600     Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN, 3.35%
                                   due 12/01/2015 (a)                                                                   1,600
                                                                                                                    ---------

Total Investments (Cost -- $382,053) -- 98.7%                                                                         408,397

Other Assets Less Liabilities -- 1.3%                                                                                   5,264
                                                                                                                    ---------
Net Assets -- 100.0%                                                                                                 $413,661
                                                                                                                    =========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(f) CAPMAC Insured.
(g) GNMA/FNMA Collateralized.
(h) FSA Insured.
(i) Prerefunded.
(j) GNMA Collateralized.
(k) FHLMC Collateralized.
(l) Escrowed to maturity.
 *  Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 +  Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund II,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
INFLOS  Inverse Floating Rate Municipal Bonds
MSTR    Municipal Trust Receipts
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:               Investments, at value (identified cost -- $382,052,775) (Note 1a)                             $408,397,247
                      Cash                                                                                                88,239
                      Receivables:
                      Interest                                                                    $7,324,389
                      Securities sold                                                                973,561           8,297,950
                                                                                               -------------
                      Prepaid expenses and other assets                                                                   11,362
                                                                                                                   -------------
                      Total assets                                                                                   416,794,798
                                                                                                                   -------------

Liabilities:          Payables:
                      Securities purchased                                                         2,512,327
                      Dividends to shareholders (Note 1f)                                            294,960
                      Investment adviser (Note 2)                                                    185,742           2,993,029
                                                                                               -------------
                      Accrued expenses and other liabilities                                                             140,958
                                                                                                                   -------------
                      Total liabilities                                                                                3,133,987
                                                                                                                   -------------

Net Assets:           Net assets                                                                                    $413,660,811
                                                                                                                   =============

Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,200 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                           $130,000,000
                      Common Stock, par value $.10 per share (18,067,037 shares issued
                      and outstanding)                                                            $1,806,704
                      Paid-in capital in excess of par                                           259,273,946
                      Undistributed investment income -- net                                       2,122,111
                      Accumulated realized capital losses on investments -- net (Note 5)          (5,886,422)
                      Unrealized appreciation on investments -- net                               26,344,472
                                                                                               -------------
                      Total -- Equivalent to $15.70 net asset value per share of Common Stock
                      (market price -- $15.0625)                                                                     283,660,811
                                                                                                                   -------------
                      Total capital                                                                                 $413,660,811
                                                                                                                   =============
                     * Auction Market Preferred Stock.

                       See Notes to Financial Statements.





Statement of Operations

                                                                                            For the Year Ended October 31, 1997
Investment Income     Interest and amortization of premium and discount earned                                      $21,162,477
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                         $1,886,424
                      Commission fees (Note 4)                                                     305,582
                      Professional fees                                                             91,650
                      Transfer agent fees                                                           81,307
                      Accounting services (Note 2)                                                  61,237
                      Directors' fees and expenses                                                  21,145
                      Printing and shareholder reports                                              19,055
                      Custodian fees                                                                16,531
                      Pricing fees                                                                  15,997
                      Listing fees                                                                  13,591
                      Amortization of organization expenses (Note 1e)                                7,614
                      Other                                                                         20,944
                                                                                              ------------
                      Total expenses                                                                                  2,541,077
                                                                                                                   ------------
                      Investment income -- net                                                                       18,621,400
                                                                                                                   ------------

Realized &            Realized gain on investments                                                                    6,072,724
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                         7,145,659
Investments -- Net                                                                                                 ------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                          $31,839,783
                                                                                                                   ============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                  For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                     1997             1996

Operations:            Investment income -- net                                                    $18,621,400      $13,969,783
                       Realized gain on investments -- net                                           6,072,724        1,250,414
                       Change in unrealized appreciation on investments -- net                       7,145,659          446,717
                                                                                                 -------------    -------------
                       Net increase in net assets resulting from operations                         31,839,783       15,666,914
                                                                                                 -------------    -------------

Dividends &            Investment income -- net:
Distributions to       Common Stock                                                                (14,322,833)     (11,051,597)
Shareholders           Preferred Stock                                                              (3,853,552)      (3,085,704)
(Note 1f):             Realized gain on investments -- net:
                       Common Stock                                                                    (35,804)              --
                       Preferred Stock                                                                 (10,152)              --
                                                                                                 -------------    -------------
                       Net decrease in net assets resulting from dividends and
                       distributions to shareholders                                               (18,222,341)     (14,137,301)
                                                                                                 -------------    -------------

Capital Stock          Proceeds from issuance of Preferred Stock resulting from reorganization      40,000,000               --
Transactions           Proceeds from issuance of Common Stock resulting from reorganization         79,644,600               --
(Notes 1e & 4):        Offering costs from issuance of Common Stock resulting from reorganization     (254,371)              --
                                                                                                 -------------    -------------
                       Net increase in net assets derived from capital stock transactions          119,390,229               --
                                                                                                 -------------    -------------

Net Assets:            Total increase in net assets                                                133,007,671        1,529,613
                       Beginning of year                                                           280,653,140      279,123,527
                                                                                                 -------------    -------------
                       End of year*                                                               $413,660,811     $280,653,140
                                                                                                 =============    =============

                     * Undistributed investment income -- net (Note 1g)                             $2,122,111       $1,670,769
                                                                                                 =============    =============

                       See Notes to Financial Statements.






Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                      For the Year Ended October 31,
                                                                 1997         1996         1995        1994         1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year         $15.04       $14.92       $13.39       $16.36       $14.15
Operating                                                    ---------    ---------    ---------    ---------    ---------
Performance:         Investment income -- net                     1.10         1.10         1.13         1.17         1.12
                     Realized and unrealized gain (loss) on
                     investments -- net                            .68          .13         1.61        (2.90)        2.27
                                                             ---------    ---------    ---------    ---------    ---------
                     Total from investment operations             1.78         1.23         2.74        (1.73)        3.39
                                                             ---------    ---------    ---------    ---------    ---------
                     Less dividends and distributions to
                     Common Stock shareholders:
                     Investment income -- net                     (.88)        (.87)        (.87)        (.92)        (.84)
                     Realized gain on investments -- net            --+          --         (.07)        (.11)          --
                                                             ---------    ---------    ---------    ---------    ---------
                     Total dividends and distributions to
                     Common Stock shareholders                    (.88)        (.87)        (.94)       (1.03)        (.84)
                                                             ---------    ---------    ---------    ---------    ---------
                     Capital charge resulting from issuance
                     of Common Stock                              (.01)          --           --           --           --
                                                             ---------    ---------    ---------    ---------    ---------
                     Effect of Preferred Stock activity:++
                     Dividends and distributions to Preferred
                     Stock shareholders:
                     Investment income -- net                     (.23)        (.24)        (.26)        (.19)        (.20)
                     Realized gain on investments -- net            --+          --         (.01)        (.02)          --
                     Capital charge resulting from issuance
                     of Preferred Stock                             --           --           --           --         (.14)
                                                             ---------    ---------    ---------    ---------    ---------
                     Total effect of Preferred Stock
                     activity                                     (.23)        (.24)        (.27)        (.21)        (.34)
                                                             ---------    ---------    ---------    ---------    ---------
                     Net asset value, end of year               $15.70       $15.04       $14.92       $13.39       $16.36
                                                             =========    =========    =========    =========    =========
                     Market price per share, end of year      $15.0625      $14.125      $13.125      $11.875      $15.375
                                                             =========    =========    =========    =========    =========

Total Investment     Based on market price per share             13.20%       14.52%       19.00%      (16.79%)       8.24%
Return:*                                                     =========    =========    =========    =========    =========
                     Based on net asset value per share          10.82%        7.26%       19.97%      (11.82%)      22.09%
                                                             =========    =========    =========    =========    =========

Ratios to Average    Expenses, net of reimbursement                .68%         .69%         .71%         .70%         .56%
Net Assets:**                                                =========    =========    =========    =========    =========
                     Expenses                                      .68%         .69%         .71%         .70%         .68%
                                                             =========    =========    =========    =========    =========
                     Investment income -- net                     4.97%        4.99%        5.42%        5.28%        5.17%
                                                             =========    =========    =========    =========    =========
Supplemental         Net assets, net of Preferred Stock,
Data:                end of year (in thousands)               $283,661     $190,653     $189,124     $169,757     $207,404
                                                             =========    =========    =========    =========    =========
                     Preferred Stock outstanding, end of year
                     (in thousands)                           $130,000      $90,000      $90,000      $90,000      $90,000
                                                             =========    =========    =========    =========    =========
                     Portfolio turnover                          85.35%      119.52%      114.78%       41.67%       15.85%
                                                             =========    =========    =========    =========    =========

Leverage:            Asset coverage per $1,000                  $3,182       $3,118       $3,101       $2,886       $3,304
                                                             =========    =========    =========    =========    =========

Dividends Per Share  Series A -- Investment income -- net         $809         $870         $948         $636         $743
On Preferred Stock                                           =========    =========    =========    =========    =========
Outstanding:+++      Series B -- Investment income -- net         $821         $844         $904         $687         $685
                                                             =========    =========    =========    =========    =========
                     Series C -- Investment income -- net         $574           --           --           --           --
                                                             =========    =========    =========    =========    =========

                   * Total investment returns based on market value, which
                     can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ** Do not reflect the effect of dividends to Preferred Stock shareholders.
                   + Amount is less than $.01 per share.
                  ++ The Fund's Preferred Stock was issued on November 30,
                     1992 (Series A and B) and January 27, 1997 (Series C).
                 +++ Dividends per share have been adjusted to reflect a
                     two-for-one stock split that occurred on December 1, 1994.

                     See Notes to Financial Statements.




MuniYield California Insured Fund II, Inc.                    October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering costs -- Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the issuance of Common Stock resulting from the reorganization were charged to capital.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $30,568 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $6,327 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $299,956,332 and $320,053,765, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                   Realized               Unrealized
                                Gains (Losses)               Gains

Long-term investments             $6,817,559             $26,344,472
Short-term investments                (1,172)                     --
Financial futures contracts         (743,663)                     --
                                 -----------             -----------
Total                             $6,072,724             $26,344,472
                                 ===========             ===========

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $26,344,472, of which $26,396,758 related to appreciated securities and $52,286 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $382,052,775.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1997 increased by 5,388,404 pursuant to a plan of reorganization and during the year ended October 31, 1996 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.24%; Series B, 3.26%; and Series C, 3.50%.

In addition, 1,600 Series C AMPS shares were issued pursuant to a plan of reorganization. As a result, as of October 31, 1997, there were 5,200 shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $184,482 as commissions.

5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $1,680,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. Acquisition of MuniVest California
Insured Fund, Inc.:
On January 27, 1997, MuniYield California Insured Fund II, Inc. acquired all the net assets of MuniVest California Insured Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,388,404 Common Stock shares and 1,600 AMPS shares of MuniYield California Insured Fund II, Inc. for 5,961,365 Common Stock shares and 1,600 AMPS shares outstanding of MuniVest California Insured Fund, Inc. MuniVest California Insured Fund, Inc.'s net assets on that date of $119,644,600, including $4,532,559 of unrealized appreciation and $8,480,527 of accumulated net realized capital losses, were combined with those of MuniYield California Insured Fund II, Inc. The aggregate net assets of MuniYield California Insured Fund II, Inc. immediately after the acquisition amounted to $397,041,763.

7. Subsequent Event:
On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073943 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield California Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Insured Fund II, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Insured Fund II, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1997